Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income
Note 14 - Taxes on Income

A.
Measurement of results for tax purposes under the Israeli Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income) - 1986

As a "foreign invested company" (as defined in the Israeli Law for the Encouragement of Capital Investments-1959), the Company's management has elected to apply Income Tax Regulations (Rules for Maintaining Accounting Records of Foreign Invested Companies and Certain Partnerships and Determining Their Taxable Income) - 1986 from January 1, 2002. Accordingly, its taxable income or loss is calculated in US Dollars.

B.	Israel tax reform

On July 25, 2005, the Israeli Parliament (the "Knesset") passed the Law for the Amendment of the Income Tax Ordinance (No. 147 and Temporary Order) – 2005, which provides, inter alia, for gradual reduction in the Company tax rate to 25% until 2010 tax year.

On July 14, 2009, the Knesset Passed the law for Economic Efficiency (amendment for legislation for implementation of the economic program for 2009-2010), which provides for gradual reduction in the company tax rate to 18% as from 2016. According to the amendments the company tax rate will be reduced in the following manner: in 2009 – 26%, in 2010 – 25%, in 2011 – 24%, in 2012 – 23%, in 2013 – 22%, in 2014 – 21%, in 2015 – 20%, and from 2016 onward the tax rate will be 18%.

On December 5, 2011 the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) – 2011. According to the law the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, will be cancelled and the company tax rate will be 25% as from 2012.

Current taxes for the periods reported in these financial statements are calculated according to the tax rates specified in the Economic Efficiency Law.

Deferred tax balances as at December 31, 2011 are calculated in accordance with the tax rates specified in the Law to Change the Tax Burden, at the tax rate expected on the date of reversal. The change in the tax rate on the financial statements as at December 31, 2011 has no material effect on the Company's consolidated results of operations and financial position.

C.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (hereinafter - the "Law")

1.            Rates

a.
The Company has elected to be taxed under the alternative benefits method, whereby the Company waives grants in return for tax exemptions. For the manufacturing plant in Yokneam the Company is entitled to an exemption from tax on its taxable income for a period of ten years beginning from the year of election; For the research and development center the Company is entitled to an exemption from tax on its taxable income for two years beginning from the year of election, and not more than 25%, on its taxable income in the next eight years.

b.
In the event of distribution by the Company of cash dividends out of its retained earnings that were tax exempt due to the "Approved Enterprise" status, the Company would be subject to a 25% corporate tax on the amount distributed, and a further 15% withholding tax would be deducted from the amounts distributed to the shareholders.

c.
Should the Company derive income from sources other than the "Approved Enterprise" during the relevant period of benefits, such income will be taxable at the regular corporate tax rates for the applicable year.

2.	Accelerated depreciation

The Company is entitled to claim accelerated depreciation for a period of five years in respect of property, plant and equipment of an "Approved Enterprise". The Company has not utilized this benefit to date.

3.	Conditions for entitlement to the tax benefits

Entitlement to the tax benefits of the Company's "Approved Enterprise" is dependent upon the Company fulfilling the conditions stipulated by the Law and the regulations published thereunder, as well as the criteria set forth in the approval for the specific investment in the Company's "Approved Enterprise".

In the event of failure to comply with these conditions, the tax benefits may be canceled, and the Company may be required to refund the amount of the cancelled benefits, with the addition of linkage differences and interest. As of the date of these financial statements, the Company meets the compliance with these conditions.

4.	Amendments to the Law

On March 30, 2005, the Israeli Parliament approved a reform of the above Law. The primary changes are as follows:

(a)
Companies that meet the criteria of the Beneficial Enterprise (Formerly known as Alternative Path of Approved Enterprise) benefits will receive those benefits without prior approval. In addition, there will be no requirement to file reports with the Investment Center. Companies will be required to notify the Israeli Tax Authorities regarding the implementation of the Beneficial Enterprise. Audits will take place via the Israeli Income Tax Authorities as part of the tax audits. Request for pre-ruling is possible.

(b)
Tax benefits of the Beneficial Enterprise comparing to regular corporate tax regulations, include lower tax rates or no tax depending on the area and the path chosen, lower tax rates on dividend income and accelerated tax depreciation. The tax benefits do not differ from those prior the amendment.

(c)
In order to receive the tax benefits in the Grant Path or the Beneficial Enterprise, the "Industrial Company" must contribute to the economic independence of Israel's economy in one of the following ways:

1.	Its primary activity is in the Biotechnology or Nanotechnology fields and pre-approval is received from the head of research and development at the Office of the Chief Scientist;

2.	Its revenue from a specific country is not greater than 75% of its total revenues that year;

3.	25% or more of its revenues are derived from a specific foreign market of at least 12 million residents.

(d)	Upon the establishment of a "Beneficial Enterprise", an investment of at least NIS 300 thousand in production machinery and equipment within three years is required.

(e)
For an expansion, a company is required to invest within three years the higher of NIS 300 thousand in production machinery and equipment or a certain percentage of its existing production machinery and equipment.

The amendments to the Law do not retroactively apply for investment programs having an "Approved Enterprise" approval certificate from the Investment Center issued up to December 31, 2004. Therefore, the amendments do not impact an existing "Approved Enterprise" that received prior written approval. The new tax regime shall apply for a new "Approved Enterprise" and for an "Approved Enterprise" expansion for which the elected year is 2004 onwards.

In respect to the abovementioned amendments to the Law, the Company selected the tax years 2004, 2006 and 2009 as the years of election and received the Israeli Tax Authorities' pre-ruling acknowledging 2004, 2006 and 2009 as the years of election. Additionally, the Israeli Tax Authorities' pre-ruling granted a formula to determine allocation of the Company's taxable income that will be subject to different tax rates as allowed under the amendments to the Law.

On December 29, 2010 the Knesset approved the Economic Policy Law for 2011-2012, which includes an amendment to the Law for the Encouragement of Capital Investments – 1959 (hereinafter – "the Amendment to the Law"). The Amendment to the Law was published in the Official Gazette on January 6, 2011. The Amendment to the Law is effective from January 1, 2011 and its provisions will apply to preferred income derived or accrued in 2011 and thereafter by a preferred company, per the definition of these terms in the Amendment to the Law.

Companies can choose to not be included in the scope of the Amendment to the Law and to stay in the scope of the law before its amendment until the end of the benefits period. The 2012 tax year is the last year companies can choose as the year of election, providing that the minimum qualifying investment began in 2010.

The Amendment provides that only companies in Development Area A will be entitled to the grants track and that they will be entitled to receive benefits under this track and under the tax benefits track at the same time. In addition, the existing tax benefit tracks were eliminated (the tax exempt track, the "Ireland track" and the "Strategic" track) and two new tax tracks were introduced in their place, a preferred enterprise and a special preferred enterprise, which mainly provide a uniform and reduced tax rate for all the company's income entitled to benefits, such as: for a preferred enterprise – in the 2011-2012 tax years – a tax rate of 10% for Development Area A and of 15% for the rest of the country, in the 2013-2014 tax years – a tax rate of 7% for Development Area A and of 12.5% for the rest of the country, and as from the 2015 tax year – 6% for Development Area A and 12% for the rest of the country. Furthermore, an enterprise that meets the definition of a special preferred enterprise is entitled to benefits for a period of 10 consecutive years and a reduced tax rate of 5% if it is located in Development Area A or of 8% if it is located in a different area.

The Amendment to the Law also provides that no tax will apply to a dividend distributed out of preferred income to a shareholder that is a company, for both the distributing company and the shareholder. A tax rate of 15% shall continue to apply to a dividend distributed out of preferred income to an individual shareholder or foreign resident, subject to double taxation prevention treaties, which means that there is no change from the existing law. Furthermore, the Amendment to the Law provides relief (hereinafter – "the relief") with respect to tax paid on a dividend received by an Israeli company from profits of an approved/alternative/beneficiary enterprise that accrued in the benefits period according to the version of the law before its amendment, if the company distributing the dividend notifies the tax authorities by June 30, 2015 that it is applying the provisions of the Amendment to the Law and the dividend is distributed after the date of the notice.

The Company meets the conditions provided in the amendment to the Law for the Encouragement of Capital Investments for inclusion in the scope of the tax benefits track. The amendment to the Law will not have a material impact on the Company's consolidated financial statements as of December 31, 2011.

D.           Tax benefits under the Israeli Law for Encouragement of Industry (Taxes), 1969

The Company considers that it currently qualifies as an "Industrial Company" under the above Law. As such, it is entitled to certain tax benefits, mainly the right to deduct share issuance costs over three years for tax purposes in the event of a public offering.

E.            Tax assessments

For the Israeli and US Federal jurisdictions, the Company has final tax assessments for all years up to and including the tax year ended December 31, 2007. For the New-Jersey state jurisdiction, the Company has final tax assessments for all years up to and including the tax year ended December 31, 2006.

F.            Taxation of the subsidiary

At December 31, 2011, the Company's subsidiary had approximately US$ 575 thousand net operating loss carryforwards for US federal income tax reporting purposes, which will expire through 2029. In addition, at December 31, 2011, the subsidiary had approximately US$ 12 thousand net operating loss carryforwards for state income tax reporting purposes, which will expire through 2013.

G.           Income before income taxes and income taxes expense (benefit) included in the consolidated statements of operations

	Year ended December 31
	2009	2010	2011
	US$ thousands
Income before income taxes:
Israel	3,115	6,507	8,899
Foreign jurisdiction	9	9	11
	3,124	6,516	8,910
Current taxes:
Israel	358	657	619

Tax benefits relating to prior years:
Israel	(72)	(12)	(38)

Deferred taxes:
Israel	60	148	73
Foreign jurisdiction	(41)	8	13
	19	156	86

Income tax expense	305	801	667

H.           Deferred income taxes

1.
A portion of the Company's income is tax exempt due to the "Approved Enterprise" status granted to its production facilities. Silicom has decided to indefinitely reinvest the amount of the said tax-exempt income, and not to distribute such income as dividends.

2.	The tax effects of significant items comprising the Company's deferred tax assets are as follows:

	December 31	December 31
	2010	2011
	US$ thousands	US$ thousands
Deferred tax assets:
Accrued employee benefits	209	148
Research and development costs	12	3
Tax loss carryforwards	89	87
Fixed Assets	9	6
Other	1	2

Total gross deferred tax assets	320	246
Less: valuation allowance	(51)	(63)

Net deferred tax assets	269	183

In Israel	232	158
Foreign jurisdictions	37	25
Net deferred tax assets	269	183

Current	50	48
Deferred	219	135
Total	269	183

The net change in valuation allowance for the years ended December 31, 2010 and 2011 was a decrease of US$ 17 thousand and an increase of US$ 12 thousand, respectively.

In assessing the realizability of deferred tax assets, the company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences and/or loss carry-forward become deductible. In making this assessment, the company has to consider the projected future taxable income as well as tax planning strategies.

For the year ended December 31, 2008, the Company recorded valuation allowance in the amount of its non-current deferred tax assets due to the uncertainty of their realization. In assessing the need for a valuation allowance, the Company considered its historical levels of income, the fact that the Company had a single product line, short lead time of customer's orders and flexible forecasting and expectation of future taxable income and ongoing tax planning strategies.

For the year ended December 31, 2009, the Company re-evaluated the need for a valuation allowance, due to its cumulative profits in recent years and in particular completing profitable quarters in 2009 despite the major worldwide economic downturn which started at the end of 2008. In light of the projections for future taxable income over the periods in which the deferred tax are deductible, the Company believed that it is more likely than not that it would realize a major part of the benefits of these deductible differences. In making these projections the Company has considered its currently stable work environment related to its existing line of products, which enables the Company to present current positive operating income and net income. Additionally, the Company considered its planned new line of products.

Accordingly, the Company reversed a major part of the valuation allowance and recorded an income tax benefit of $423 thousands in 2009. In 2010 and in 2011, the Company's view remained unchanged.  As of December 31, 2011 all of the valuation allowance refers to loss carry-forward related to Silicom Connectivity Solutions, Inc.

Based upon projections for future taxable income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that it will realize the benefits of these deductible differences, net of existing valuation allowance. The amount of the deferred tax asset considered realizable, however, could be reduced in the future if estimates of future taxable income during the carryforward period are reduced.

I.              Reconciliation of the statutory tax expense to actual tax expense

	Year ended December 31
	2009	2010	2011
	US$ thousands
Income before income taxes	3,124	6,516	8,910

Statutory tax rate in Israel	26%	25%	24%

Computed expected tax	812	1,629	2,138

Increase (decrease) in taxes resulting from:
Non-deductible (deductible) operating expenses	126	25	123
Prior year adjustments	(72)	(12)	(38)
Change in valuation allowance	(423)	(17)	12
Tax effect due to "Approved Enterprise" status	(66)	(832)	(1,640)
Changes in tax rate and other	(72)	8	72

Income tax expense	305	801	667

J.             Accounting for uncertainty in income taxes

ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements. This standard prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 requires significant judgment in determining what constitute an individual tax position as well as assessing the outcome of each tax position.

As of January 1, 2009, 2010 and 2011 and during 2009, 2010 and 2011 the Company and its subsidiary did not have any unrecognized tax benefits and thus, no related interest and penalties were accrued.

In addition, the Company and its subsidiary do not expect that the amount of unrecognized tax benefits will change significantly within the next twelve months.

The Company and its subsidiary file income tax returns in Israel and in the US. The Israeli tax returns of the Company are open to examination by the Israeli tax authorities for the tax years beginning in 2008. The Federal tax returns of the US subsidiary are open to examination by the Federal tax authorities for tax years beginning in 2008, and the NJ State tax returns of the US subsidiary are open to examination by the NJ state tax authorities for tax years beginning in 2007.